Exhibit 21.1
LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAME	DOMESTIC JURISDICTION
12TH STREET CAPITAL, LLC	DELAWARE
ALGOMI ASIA PACIFIC LIMITED	HONG KONG
ALGOMI CORPORATION	DELAWARE
ALGOMI LIMITED	UNITED KINGDOM
AMEEFI SERVICES, INC.	DELAWARE
AMEREX BROKERS LLC	DELAWARE
AMPEX ENERGY, LLC	DELAWARE
AQUA SECURITIES HOLDINGS, LLC	DELAWARE
AQUA SECURITIES, L.P.	DELAWARE
AQUA SOFTWARE, LLC	DELAWARE
AUREL BGC	FRANCE
BGC BES PARTNERS LIMITED	UNITED KINGDOM
BGC BRAZIL HOLDINGS LIMITADA	BRAZIL
BGC BRAZIL HOLDINGS, LLC	DELAWARE
BGC BROKERS GP LIMITED	UNITED KINGDOM
BGC BROKERS HOLDINGS, L.P.	DELAWARE
BGC BROKERS HOLDINGS, LLC	DELAWARE
BGC BROKERS INVESTMENT, L.P.	DELAWARE
BGC BROKERS L.P.	UNITED KINGDOM
BGC BROKERS US HOLDINGS, LLC	DELAWARE
BGC BROKERS US, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY	CANADA
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE
BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG
BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE
BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA
BGC CAPITAL MARKETS, L.P.	DELAWARE
BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS
BGC CHINA HOLDINGS, LLC	DELAWARE
BGC CHINA, L.P.	DELAWARE
BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS, L.P.	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE
BGC EUROPEAN GP LIMITED	UNITED KINGDOM
BGC EUROPEAN HOLDINGS, L.P.	UNITED KINGDOM
BGC FINANCIAL GROUP, INC.	DELAWARE
BGC FINANCIAL, L.P.	DELAWARE
BGC FRANCE HOLDINGS	FRANCE

BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
BGC GLOBAL LIMITED	UNITED KINGDOM
BGC GP LIMITED	UNITED KINGDOM
BGC GP, LLC	DELAWARE
BGC GROUP, INC.	DELAWARE
BGC HCMC HOLDINGS, LLC	DELAWARE
BGC HOLDINGS (TURKEY), LLC	DELAWARE
BGC HOLDINGS II, LLC	DELAWARE
BGC HOLDINGS MERGER SUB, LLC	DELAWARE
BGC HOLDINGS U.S., INC.	DELAWARE
BGC HOLDINGS, L.P.	DELAWARE
BGC HOLDINGS, LLC	DELAWARE
BGC INFORMATION HOLDINGS, LLC	DELAWARE
BGC INFORMATION, L.P.	DELAWARE
BGC INTERNATIONAL	UNITED KINGDOM
BGC INTERNATIONAL GP LIMITED	UNITED KINGDOM
BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE
BGC INTERNATIONAL, L.P.	UNITED KINGDOM
BGC LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL
BGC M LIMITED PARTNERSHIP	UNITED KINGDOM
BGC MARKET DATA HOLDINGS, LLC	DELAWARE
BGC MARKET DATA, L.P.	DELAWARE
BGC MEXICO HOLDINGS, S. DE R.L. de C.V.	MEXICO
BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO
BGC NOTES, LLC	NEW YORK
BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA
BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE
BGC PARTNERS CIS LLC	RUSSIA
BGC PARTNERS II, INC.	DELAWARE
BGC PARTNERS II, LLC	DELAWARE
BGC PARTNERS, INC.	DELAWARE
BGC PARTNERS, L.P.	DELAWARE
BGC POTEN & PARTNERS HOLDINGS, LLC	DELAWARE
BGC RADIX ENERGY L.P.	DELAWARE
BGC REMATE HOLDINGS, LLC	DELAWARE
BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA
BGC SECURITIES (AUSTRALIA) PTY LIMITED	AUSTRALIA
BGC SECURITIES (HONG KONG) LLC	DELAWARE
BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE
BGC SERVICES (HOLDINGS) LLP	UNITED KINGDOM

BGC SHOKEN KAISHA LIMITED	DELAWARE
BGC SUNRISE HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS III, LLC	DELAWARE
BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG
BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN
BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY INTERNATIONAL LIMITED	UNITED KINGDOM
BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY MARKETS, L.P.	DELAWARE
BGC TECHNOLOGY SUPPORT SERVICES LIMITED	UNITED KINGDOM
BGC TECHNOLOGY, LLC	DELAWARE
BGC TRADING HOLDINGS, LLC	DELAWARE
BGC USA HOLDINGS, LLC	DELAWARE
BGC USA, L.P.	DELAWARE
BGCBI, LLC	DELAWARE
BGCCMHK HOLDINGS II, LLC	DELAWARE
BGCCMHK HOLDINGS, LLC	DELAWARE
BGCCMLP HOLDINGS, LLC	DELAWARE
BGCF HOLDINGS, LLC	DELAWARE
BGCIHLP, LLC	DELAWARE
BGCM GP LIMITED	UNITED KINGDOM
BGCP II, INC.	DELAWARE
BGCSHLLP HOLDINGS LIMITED	UNITED KINGDOM
BRAINS INC LIMITED	UNITED KINGDOM
CANTOR FITZGERALD (PROPRIETARY) LIMITED	SOUTH AFRICA
CENTURY CHARTERING (U.K.) LIMITED	UNITED KINGDOM
CFLP CX FUTURES EXCHANGE HOLDINGS, L.P.	DELAWARE
CFLP CX FUTURES EXCHANGE HOLDINGS, LLC	DELAWARE
CHART TRADING DEVELOPMENT, LLC	TEXAS
CORANT GLOBAL LIMITED	UNITED KINGDOM
CREDITORS COLLECTIONS, LLC	DELAWARE
CX CLEARINGHOUSE HOLDINGS, LLC	DELAWARE
CX CLEARINGHOUSE, L.P.	DELAWARE
D'VEGA LIMITED	UNITED KINGDOM
eAB HOLDINGS, LLC	DELAWARE
ELX FUTURES HOLDINGS, LLC	DELAWARE
ELX FUTURES, L.P.	DELAWARE
EMERGING MARKETS BOND EXCHANGE LIMITED	UNITED KINGDOM

ESX CLEARING HOLDINGS, LLC	DELAWARE
ESX CLEARING, L.P.	DELAWARE
EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND
EURO BROKERS CANADA LIMITED	CANADA
EURO BROKERS MEXICO S.A. de C.V.	MEXICO
FENICS (JAPAN) LIMITED	JAPAN
FENICS EXECUTION, LLC	NEW YORK
FENICS FX, LLC	DELAWARE
FENICS MARKETS XCHANGE, LLC	DELAWARE
FENICS SECURITIES (AUSTRALIA) PTY LIMITED	AUSTRALIA
FENICS SECURITIES (HONG KONG) LIMITED	HONG KONG
FENICS SERVICES GP, LLC	DELAWARE
FENICS SOFTWARE LIMITED	UNITED KINGDOM
FENICS SOFTWARE, INC.	DELAWARE
FHLP HOLDINGS, LLC	DELAWARE
FHLP, L.P.	DELAWARE
FMX BROKERS (UK) LIMITED	UNITED KINGDOM
FMX FUTURES EXCHANGE HOLDINGS GP, LLC	DELAWARE
FMX FUTURES EXCHANGE, L.P.	DELAWARE
FMX SECURITIES (SINGAPORE) PTE LIMITED	SINGAPORE
FMX SERVICES, LLC	DELAWARE
FMX TECHNOLOGY (SINGAPORE) PTE LIMITED	SINGAPORE
FMX TECHNOLOGY LIMITED	UNITED KINGDOM
FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA
FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE
GFI (HK) BROKERS LIMITED	HONG KONG
GFI (HK) SECURITIES L.L.C.	NEW YORK
GFI ADVISORY (CHINA) CO. LIMITED	CHINA
GFI AFRICAN MONEY BROKERS (PTY) LTD	SOUTH AFRICA
GFI ASIA HOLDINGS PTE. LTD	SINGAPORE
GFI ASIA PARTNERS PTE. LTD	SINGAPORE
GFI AUSTRALIA PTY LIMITED	AUSTRALIA
GFI BERMUDA LTD.	BERMUDA
GFI BROKERS (CHILE) AGENTE DE VALORES SPA	CHILE
GFI BROKERS LIMITED	UNITED KINGDOM
GFI DEL PERU S.A.C.	PERU
GFI EMEA HOLDINGS LIMITED	UNITED KINGDOM
GFI EXCHANGE COLOMBIA S.A.	COLOMBIA
GFI FUTURES EXCHANGE LLC	DELAWARE
GFI GROUP (PHILIPPINES) INC.	PHILIPPINES
GFI GROUP DO BRASIL CONSULTORIA LTDA	BRAZIL
GFI GROUP INC.	DELAWARE
GFI GROUP LLC	NEW YORK

GFI GROUP MEXICO S.A. DE C.V.	MEXICO
GFI GROUP PTE LIMITED	SINGAPORE
GFI HOLDINGS LIMITED	UNITED KINGDOM
GFI INTERNATIONAL AND CAPITAL MARKET BROKERS (PTY) LIMITED	SOUTH AFRICA
GFI INTERNATIONAL HOLDINGS LP	UNITED KINGDOM
GFI KOREA MONEY BROKERAGE LIMITED	KOREA
GFI MARKETS INVESTMENTS LIMITED	UNITED KINGDOM
GFI MARKETS LIMITED	UNITED KINGDOM
GFI MARKETS LLC	DELAWARE
GFI NEWGATE LIMITED	UNITED KINGDOM
GFI SECURITIES (SA) (PROPRIETARY) LIMITED	SOUTH AFRICA
GFI SECURITIES COLOMBIA S.A.	COLOMBIA
GFI SECURITIES HOLDINGS (PTY) LIMITED	SOUTH AFRICA
GFI SECURITIES LIMITED	UNITED KINGDOM
GFI SECURITIES LLC	NEW YORK
GFI SECURITIES S.A.	ARGENTINA
GFI SERVICIOS CORPORATIVOS, S.A. DE C.V.	MEXICO
GFI SOUTH AFRICA (PTY) LTD	SOUTH AFRICA
GFI SWAPS EXCHANGE LLC	DELAWARE
GFI UK HOLDING LIMITED PARTNERSHIP	UNITED KINGDOM
GFIGS COMMERCIAL CONSULTING (SHANGHAI) CO., LTD	CHINA
GFINET EUROPE LIMITED	UNITED KINGDOM
GFINET HOLDINGS INC.	DELAWARE
GFINET INC.	DELAWARE
GFINET UK LIMITED	UNITED KINGDOM
GFIX LLC	DELAWARE
GINGA GLOBAL MARKETS PTE LTD	SINGAPORE
GINGA PETROLEUM (SINGAPORE) PTE LTD	SINGAPORE
GINGA PETROLEUM KOREA LTD	KOREA
JADESTONE CONSULTANTS LIMITED	CYPRUS
JPI MERGER SUB 1, INC.	DELAWARE
JPI MERGER SUB 2, LLC	DELAWARE
JPI MERGER SUB 3, INC.	DELAWARE
KALAHARI LIMITED	UNITED KINGDOM
KYTE CAPITAL MANAGEMENT LIMITED	UNITED KINGDOM
LFI HOLDINGS, LLC	DELAWARE
LUCERA (UK) LIMITED	UNITED KINGDOM
LUCERA CONNECTIVITY LIMITED	UNITED KINGDOM
LUCERA FINANCIAL INFRASTRUCTURES, LLC	DELAWARE
LUCERA FINANCIAL SERVICES, LLC	DELAWARE
LUCERA INFRASTRUCTURES, LLC	DELAWARE
LUCERA OPERATIONS, LLC	DELAWARE

LUCERA SERVICES, LLC	DELAWARE
MARTIN BROKERS GROUP LIMITED	UNITED KINGDOM
MERLIN ADVISORS, LLC	DELAWARE
MINT BROKERS	NEW YORK
MINT BROKERS HOLDINGS I, LLC	DELAWARE
MINT BROKERS HOLDINGS II, LLC	DELAWARE
PERIMETER MARKETS, INC.	CANADA
POTEN & PARTNERS (ATHENS) LTD.	BRITISH VIRGIN ISLANDS
POTEN & PARTNERS (AUSTRALIA) PTY. LTD.	AUSTRALIA
POTEN & PARTNERS (HELLAS) LTD.	BRITISH VIRGIN ISLANDS
POTEN & PARTNERS (SPAIN) SL	SPAIN
POTEN & PARTNERS (UK) LTD.	UNITED KINGDOM
POTEN & PARTNERS DENMARK ApS	DENMARK
POTEN & PARTNERS GROUP, INC.	DELAWARE
POTEN & PARTNERS LTD.	BERMUDA
POTEN & PARTNERS PTE. LTD.	SINGAPORE
POTEN & PARTNERS, INC.	DELAWARE
POTEN & PARTNERS, LLC	DELAWARE
POTEN ENGINEERING, LLC	DELAWARE
REMATE (USA), INC.	NEW YORK
REMATE LINCE, S.A.P.I. de C.V.	MEXICO
RMT EMPLOYMENT SERVICES HOLDINGS I, LLC	DELAWARE
RMT EMPLOYMENT SERVICES HOLDINGS II, LLC	DELAWARE
RMT EMPLOYMENT SERVICES, S. DE R.L. de C.V.	MEXICO
S.A.M. AUREL BGC MONACO	MONACO
SBL SUNRISE BROKERS LIMITED	CYPRUS
SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE
SISTEMAS VAR	MEXICO
STERLING INTERNATIONAL BROKERS LIMITED	UNITED KINGDOM
SUNRISE BROKERS (HONG KONG) LTD	HONG KONG
SUNRISE BROKERS LLC	DELAWARE
SUNRISE BROKERS LLP	UNITED KINGDOM
SUNRISE GLOBAL BROKERS LIMITED	UNITED KINGDOM
TOWER BRIDGE (ONE) LIMITED	UNITED KINGDOM
TOWER BRIDGE GP LIMITED	UNITED KINGDOM
TOWER BRIDGE INTERNATIONAL SERVICES L.P.	UNITED KINGDOM
TRADESOFT TECHNOLOGIES, INC.	DELAWARE
TRADESPARK, L.P.	DELAWARE
TREASURYCONNECT LLC	DELAWARE